UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     November 21, 2008

City National Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10521	95-2568550
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

City National Center
400 North Roxbury Drive
Beverly Hills, California		90210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (310) 888-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 21, 2008, City National Corporation (the “Registrant”) entered into a letter agreement (the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”), pursuant to which the Registrant agreed to issue and sell (i) 400,000 shares of the Registrant’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B, par value $1.00 per share (the “Series B Preferred Stock”) and (ii) a warrant (the “Warrant”) to purchase 1,128,668 shares of the Registrant’s common stock, par value $1.00 per share (the “Common Stock”), for an aggregate purchase price of $400,000,000 in cash. The Purchase Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

The Series B Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and thereafter at a rate of 9% per annum. The Series B Preferred Stock may be redeemed by the Registrant after three years. The Series B Preferred Stock may not be redeemed by the Registrant during the first three years except with proceeds from one or more “Qualified Equity Offerings” (as defined in the Certificate of Designations attached as Exhibit 3.1 hereto).  The restrictions on redemption are set forth in the Certificate of Designations described in Item 5.03 below and are incorporated herein by reference.  The Series B Preferred Stock was issued to Treasury effective November 21, 2008.

The Warrant has a 10-year term and is immediately exercisable upon its issuance, with an exercise price, subject to certain anti-dilution and other adjustments, equal to $53.16 per share of Common Stock. The Warrant, dated November 21, 2008, is attached as Exhibit 4.2 hereto and is incorporated herein by reference.

The Series B Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. Upon the request of Treasury at any time, the Registrant has agreed to promptly enter into a deposit arrangement pursuant to which the Series B Preferred Stock may be deposited and depositary shares (“Depositary Shares”), representing fractional shares of Series B Preferred Stock, may be issued. The Registrant has agreed to register the Series B Preferred Stock, the Warrant, the shares of Common Stock underlying the Warrant (the “Warrant Shares”) and Depositary Shares, if any, as soon as practicable after the date of the issuance of the Series B Preferred Stock and the Warrant. Neither the Series B Preferred Stock nor the Warrant will be subject to any contractual restrictions on transfer, except that Treasury may only transfer or exercise an aggregate of one-half of the Warrant Shares prior to the earlier of the redemption of 100% of the shares of Series B Preferred Stock and December 31, 2009.

Under the Purchase Agreement, the Registrant will be subject to certain executive compensation limits included under the Emergency Economic Stabilization Act of 2008 (the “EESA”) and related guidance and regulations.  Among other things, in the Purchase Agreement, the Registrant agreed that, until such time as Treasury ceases to own any debt or equity securities of the Registrant acquired pursuant to the Purchase Agreement or the Warrant, the Registrant will take all necessary action to ensure that its compensation, bonus, incentive and other benefit plans, arrangements and agreements with respect to its senior executive officers (within the meaning of EESA) comply with Section 111(b) of the EESA as implemented by any guidance or regulation under the EESA that has been issued and is in effect as of the date of issuance of the Series B Preferred Stock, and further agreed to not adopt any such plans, arrangements or agreements with respect to, or which covers, its senior executive officers that do not comply with the EESA, and the applicable executives have consented to the foregoing.  The Registrant’s senior executive officers have agreed that all of the compensation, bonus, incentive and other benefit plans, arrangements and agreements of the Registrant applicable to them are amended to comply with the EESA and the relevant guidance and regulations.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITYHOLDERS.

Upon issuance of the Series B Preferred Stock on November 21, 2008, pursuant to the terms of the Purchase Agreement, the ability of the Registrant to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined in the Purchase Agreement) and Parity Stock (as defined in the Purchase Agreement) will be subject to restrictions, including the Registrant’s restriction against increasing Common Stock dividends from current levels. The redemption, purchase or other acquisition of trust preferred securities of the Registrant or its affiliates also will be restricted. These restrictions will terminate on the earlier of (a) the third anniversary of the date of issuance of the Series B Preferred Stock and (b) the date on which the Series B Preferred Stock has been redeemed in whole or Treasury has transferred all of the Series B Preferred Stock to third parties.

In addition, pursuant to the Certificate of Designations, the ability of the Registrant to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Junior Stock and Parity Stock will be subject to restrictions in the event that the Registrant fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series B Preferred Stock. These restrictions are set forth in the Certificate of Designations described in Item 5.03 and are incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information concerning executive compensation set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02.

ITEM 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 18, 2008, the Registrant filed a Certificate of Designations (the “Certificate of Designations”) with the Delaware Secretary of State for the purpose of amending its Restated Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of the Series B Preferred Stock. The Series B Preferred Stock has a liquidation preference of $1,000 per share. The Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

3.1	Certificate of Designations for the Series B Preferred Stock

4.2	Warrant for Purchase of Shares of Common Stock

10.1	Letter Agreement dated November 21, 2008 by and between the Registrant and the United States Department of the Treasury

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITY NATIONAL CORPORATION

	By:	/s/ Michael B. Cahill
Michael B. Cahill
Executive Vice President and General Counsel

Date: November 24, 2008

EXHIBIT INDEX

Exhibit No.	Number Description
3.1	Certificate of Designations for the Series B Preferred Stock

4.2	Warrant for Purchase of Shares of Common Stock

10.1	Letter Agreement dated November 21, 2008 by and between the Registrant and the United States Department of the Treasury